                                                                    EXHIBIT 99.1

                    MONTHLY NOTEHOLDER'S STATEMENT

                  FIRST NORTH AMERICAN NATIONAL BANK


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            FIRST NORTH AMERICAN NATIONAL BANK MASTER TRUST
                             SERIES 2002-A

------------------------------------------------------------------------


Pursuant to the Master Indenture, dated as of July 1, 2002 between the FNANB Credit Card Master Note Trust, as Issuer ("the "Issuer"), and JPMorgan Chase Bank, as Indenture Trustee (the "Indenture Trustee"), and acknowledged and agreed to by First North American National Bank, as Servicer (the "Servicer"), and DC Funding International, Inc. ("DC Funding"), as Transferor, as supplemented by the Series 2002-A Indenture Supplement dated as of July 19, 2002 between the Issuer and the Indenture Trustee and acknowledged and agreed to by the Servicer, and DC Funding, as Transferor (as so supplemented, the "Indenture"), the Servicer is required to report certain information each month relating to the Issuer and the Series 2002-A Notes. The information with respect to the applicable Distribution Date and Collection Period is set forth below.

Collection Period Ending                                                                    August 31, 2002
Determination Date                                                                         September 9, 2002
Distribution Date                                                                         September 16, 2002


Class A Accumulation Period ("Y" or "N")?                                                 N
                                                                                      ----------
Class B Accumulation Period ("Y" or "N")?                                                 N
                                                                                      ----------
Early Amortization Period ("Y" or "N")?                                                   N
                                                                                      ----------
Class B Investor Amount paid in full ("Y" or "N")?                                        N
                                                                                      ----------


MASTER TRUST INFORMATION

Receivables
-----------

1.     The aggregate amount of Receivables less all Receivables in
       Charged-Off Accounts as of the end of the last day of
       the Collection Period was equal to:                                            $       1,530,537,622.15

2.     The aggregate amount of Principal Receivables as of the end of the last day of the Collection Period (not including
       reduction for Discount Receivables) was equal to:                              $       1,494,741,529.30

3.     The average Discount Percentage for the Collection Period:                                        2.00%

4.     The aggregate amount of Discount Option Receivables as of
       the end of the last day of the Collection Period was equal to:                 $          29,894,830.59

5.     The aggregate amount of Principal Receivables as of the end of the last day of the Collection Period (including
       reduction for Discount Receivables) was equal to:                              $       1,464,846,698.71

6.     The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (not including
       increase for Discount Receivables) was equal to:                               $          35,796,092.85

7.     The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (including
       increase for Discount Receivables) was equal to:                               $          65,690,923.44

8. The average amount of Receivables for the Collection Period was equal to:


       a. Average Principal Receivables (including reduction for Discount
          Option Receivables)                                                         $       1,463,158,461.36
       b. Average Total Receivables                                                   $       1,528,144,057.52

9.     The Transferor Amount as of the end of the last day of the
       Collection Period:                                                             $          16,846,698.71

10.    Minimum Transferor Amount required as of end of last day of
       Collection Period:                                                             $                   0.00

11.    The aggregate amount of Principal Charge-Offs for the
       Collection Period (including reduction for Discount
       Option Receivables) was equal to:                                              $          14,843,854.75

12.    The aggregate amount of Finance Charge Charge-Offs for the
       Collection Period (including increase for
       Discount Option Receivables) was equal to:                                     $           3,085,621.62

13.    The Excess Funding Account Balance as of the end of the
       last day of the Collection Period                                              $                   0.00

Collections
-----------

14. The aggregate amount of Principal Collections for the Collection Period was equal to:

       a.)  Collection of Principal Receivables:                                      $          96,848,640.57
       b.)  Discount Receivable Collections:                                          $         (1,936,972.81)
                                                                                              ----------------
       c.) Total Principal Receivable Collections:                                    $          94,911,667.76


15. The aggregate amount of Finance Charge Collections for the Collection Period was equal to:

       a.)  Collection of Finance Charge Receivables                                  $          26,119,286.93
       b.)  Interchange Amount                                                        $           1,513,507.68
       c.)  Discount Receivable Collections                                           $           1,936,972.81
                                                                                              ----------------
       d.)  Total Finance Charge Receivable Collections                               $          29,569,767.42

16.    The aggregate amount of interest earnings (net of losses and investment expenses) on the Excess Funding
       Account for the Collection Period:                                             $                   0.00

17.    The aggregate amount of Recoveries for the relevant Collection
       Period                                                                         $           2,740,160.69

18.    The aggregate amount of Collections processed for the
       Collection Period:                                                             $         127,221,595.87

Invested Amounts
----------------

19. The 1997-2 Net Investment at the end of the last day of the Collection Period was equal to:

       a.  Class A                                                                    $         100,500,000.00
       b.  Class B                                                                    $         135,000,000.00
       c.  Collateral Indebtedness Interest                                           $          63,000,000.00
       d.  Class D                                                                    $          99,000,000.00
                                                                                              ----------------
       e.  Total                                                                      $         397,500,000.00



20. The average amount of the 1997-2 Net Investment for the Collection Period was equal to:

       a.  Class A                                                                    $         119,846,050.61
       b.  Class B                                                                    $         135,000,000.00
       c.  Collateral Indebtedness Interest                                           $          63,000,000.00
       d.  Class D                                                                    $          99,000,000.00
                                                                                              ----------------
       e.  Total                                                                      $         416,846,050.61

21. The 2001-B Net Investment at the end of the last day of the Collection Period was equal to:

       a.  Class A-1 Invested Amount                                                  $          14,000,000.00
       b.  Class A-2 Invested Amount                                                  $           9,000,000.00
       c.  Class B Invested Amount                                                    $           3,200,000.00
                                                                                              ----------------
       d.  Total                                                                      $          26,200,000.00

22. The average amount of the 2001-B Net Investment for the Collection Period was equal to:

       a.  Class A-1 Invested Amount                                                  $          14,000,000.00
       b.  Class A-2 Invested Amount                                                  $           9,000,000.00
       c.  Class B Invested Amount                                                    $           3,200,000.00
                                                                                              ----------------
       d.  Total                                                                      $          26,200,000.00

23. The 2001-C Net Investment at the end of the last day of the Collection Period was equal to:

       a.  Class A-1 Invested Amount                                                  $         244,500,000.00
       b.  Class A-2 Invested Amount                                                  $         243,000,000.00
       c.  Class B Invested Amount                                                    $          66,800,000.00
                                                                                              ----------------
       d.  Total                                                                      $         554,300,000.00

24. The average amount of the 2001-C Net Investment for the Collection Period was equal to:

       a.  Class A-1 Invested Amount                                                  $         222,822,580.65
       b.  Class A-2 Invested Amount                                                  $         217,709,677.42
       c.  Class B Invested Amount                                                    $          60,387,096.77
                                                                                              ----------------
       d.  Total                                                                      $         500,919,354.84

25. The 2002-A Net Investment at the end of the last day of the Collection Period was equal to:

       a.  Class A                                                                    $         415,950,000.00
       b.  Class B                                                                    $          54,050,000.00
                                                                                              ----------------
       c.  Total                                                                      $         470,000,000.00

26. The average amount of the 2002-A Net Investment for the Collection Period was equal to:

       a.  Class A                                                                    $         415,950,000.00
       b.  Class B                                                                    $          54,050,000.00
                                                                                              ----------------
       c.  Total                                                                      $         470,000,000.00

27.    The aggregate Invested Amount across all series of Investor
       Certificates outstanding as of the end of the last day of
       the Collection Period:                                                         $       1,448,000,000.00


Series 2002-A Allocation Percentages
------------------------------------

28.    The Fixed Allocation Percentage with respect to the Collection Period:

                   a. Class A                                                         %                   0.00%
                   b. Class B                                                         %                   0.00%
                                                                                              ----------------
                   c. Series 2002-A Total                                             %                   0.00%

29.    The Floating Allocation Percentage with respect to the Collection Period:

                   a. Class A                                                         %                  28.48%
                   b. Class B                                                         %                   3.70%
                                                                                              ----------------
                   c. Series 2002-A Total                                             %                  32.18%


Allocation of Collections
-------------------------

30.    The Series 2002-A allocation of Collections of Principal
       Receivables for the Collection Period:

                   a.  Class A                                                        $          37,239,424.44
                   b.  Class B                                                        $           4,839,021.26
                                                                                              ----------------
                   c.  Series 2002-A Total                                            $          42,078,445.70


31.    The Series 2002-A allocation of Collections of Finance
       Charge Receivables for the Collection Period:

                   a.  Class A                                                        $          11,844,790.48
                   b.  Class B                                                        $           1,539,153.56
                                                                                              ----------------
                   c.  Series 2002-A Total                                            $          13,383,944.04

Portfolio Yield and Delinquencies
---------------------------------

32.    The Portfolio Yield for the Collection Period:                                 %                 11.49%

33.    The 3-month average Portfolio Yield for the three most
       recent Collection Periods:                                                     %                 11.49%

34.    The Base Rate for the Collection Period:                                       %                  5.00%

35.    The 3-month average Base Rate for the three most recent
       Collection Periods:                                                            %                  5.00%

36.    The 3-month average Portfolio Adjusted Yield:                                  %                  6.49%

37.    The amount of Shared Excess Finance Charge Collections
       allocable to Series 2002-A with respect to any Finance
       Charge Shortfall in such Series for the Collection Period:                     $                   0.00

38. The aggregate outstanding balance of Receivables which were, as of the last day of the Collection Period:

       (a) Delinquent 31 to 60 days                                                   $          39,407,004.84
       (b) Delinquent 61 to 90 days                                                   $          26,961,978.41
       (c) Delinquent 91 days or more                                                 $          51,668,616.02


Determination of Monthly Interest
---------------------------------

39.    Class A Monthly Interest:

                   a.  Class A Monthly Interest                                       $           1,450,279.00
                   b.  Funds allocated and available to pay Class A
                       Monthly Interest for the Collection Period                     $          11,844,790.48
                   c.  Class A Interest Shortfall                                     $                   0.00
                   d.  Class A Additional Interest                                    $                   0.00

40.    Class B Monthly Interest:

                   a.  Class B Monthly Interest                                       $             647,308.81
                   b.  Funds allocated and available to pay Class B
                       Monthly Interest for the Collection Period                     $           1,539,153.56
                   c.  Class B Interest Shortfall                                     $                   0.00
                   d.  Class B Additional Interest                                    $                   0.00

Determination of Monthly Principal
----------------------------------

41.    Class A Monthly Principal (pursuant to section 4.4a):

              (X). a.  Available Principal Collections with respect to such
                       Distribution Date (including Shared Principal
                       Collections):                                                  $          27,026,217.60
              (Y). a.  Controlled Accumulation Amount                                 $                   0.00
                   b.  Deficit Controlled Accumulation Amount
                       (prior period)                                                 $                   0.00
                                                                                              ----------------
                   c.  Controlled Deposit Amount (sum a + b)                          $                   0.00
              (Z). a.  Class A Invested Amount                                        $         415,950,000.00
       Class A Monthly Principal (the least of x,y,z)                                 $                   0.00


42.    Class B Monthly Principal (pursuant to section 4.4b)
       (distributable only after payout of Class A)

              (X). a.  Available Principal Collections with respect to such
                       Distribution Date:                                             $           3,511,881.38
              (Y). a.  Controlled Accumulation Amount                                 $                   0.00
                   b.  Deficit Controlled Accumulation Amount (prior period)          $                   0.00
                                                                                              ----------------
                   c.  Controlled Deposit Amount (sum a + b)                          $                   0.00
              (Z). a.  Class B Invested Amount                                        $          54,050,000.00
       Class B Monthly Principal (the least of x,y,z)                                 $                   0.00

Available Funds
---------------

43.    Class A Available Funds

                   a.  Class A Finance Charge allocation                              $          11,844,790.48
                   b.  Prior to Class B Principal Commencement Date, the
                       amount of Principal Funding Investment Proceeds and
                       Reserve Account Investment Proceeds for such prior
                       Collection Period                                              $                   0.00
                   c.  Any amount of Reserve Account withdrawn and
                       included in Class A Available Funds                            $                   0.00
                   d.  Class A Available Funds (sum a-c)                              $          11,844,790.48

44.    Class B Available Funds

                   a.  Class B Finance Charge allocation                              $           1,539,153.56
                   b.  On or After Class B Principal Commencement Date, the
                       amount of Principal Funding Investment Proceeds and
                       Reserve Account Investment Proceeds for such prior
                       Collection Period                                              $                   0.00
                   c.  Any amount of Reserve Account withdrawn and
                       included in Class B Available Funds                            $                   0.00
                   d.  Class B Available Funds (sum a-c)                              $           1,539,153.56


Reallocated Principal Collections
---------------------------------

45.    Class B Subordinated Principal Collections (to the extent needed               $                   0.00
       to fund Required Amounts)

46.    Total Reallocated Principal Collections                                        $                   0.00

Investor Default Amounts
------------------------

47.    Class A Investor Default Amount                                                $           6,004,654.08

48.    Class B Investor Default Amount                                                $             780,265.78

49.    Aggregate Investor Default Amount                                              $           6,784,919.86


Allocable Amounts for Series 2002-A
-----------------------------------

50. The Allocable Amount for Series 2002-A as of the end of the Collection Period (Investor Default Amount + Series 02-A
       Adjust Amount)

            a.) Class A                                                               $           6,004,654.08
            b.) Class B                                                               $             780,265.78
                                                                                              ----------------
       Aggregate Allocable Amount                                                     $           6,784,919.86


Required Amounts for Series 2002-A
----------------------------------

51.    Class A Required Amount (section 4.5a)

              (a) i. Class A Monthly Interest for current
                     Distribution Date                                                $           1,450,279.00
                 ii. Class A Monthly Interest previously due but not
                     paid                                                             $                   0.00
                iii. Class A Additional Interest for prior Collection Period
                     or previously due but not paid                                   $                   0.00
              (b)    Class A Available Funds                                          $          11,844,790.48
                                                                                              ----------------
                     Class A Required Amount (sum of i-iii minus b)                   $                   0.00

Investor Charge-Offs
--------------------

52. The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount

              a.  Class A                                                             $                   0.00
              b.  Class B                                                             $                   0.00

53.    The aggregate amount of Class B Investor Charge-Offs

              a.  Class B                                                             $                   0.00

Servicing Fee
-------------

54.    Class A Servicing Fee for the Collection Period                                $           1,016,766.67

55.    Class B Servicing Fee for the Collection Period                                $             132,122.22


Reserve Account
---------------

56.    Lowest historical 3-month Portfolio Adjusted Yield
       (must be > 4%, or line 58 will adjust accordingly)                             %                  6.49%

57.    Reserve Account Funding Date (based on line 57)                                              04/15/2006

58.    Required Reserve Account Amount (after the Reserve Account
       Funding Date, 0.5% times the Adjusted Invested Amount)                         $                   0.00

59.    Covered Amount                                                                 $                   0.00

60.    Available Reserve Account Amount

                     a.  Reserve Draw Amount                                          $                   0.00
                     b.  Amount of deposit in the Reserve Account on the
                         Distribution Date                                            $                   0.00
                     c.  Reserve Account Investment Proceeds                          $                   0.00
                     d.  Amount on deposit in the Reserve Account at end of
                         relevent Due Period less Investment Proceeds                 $                   0.00
                     e.  Required Reserve Account Amount                              $                   0.00
                     f.  Available Reserve Account Amount (after Reserve Draw)        $                   0.00
                     g.  Required Reserve Account Deposit on Distribution Date        $                   0.00
                     h.  Reserve Account Surplus on Distribution Date                 $                   0.00

Principal Funding Account
-------------------------

61.    Principal Funding Account Balance as of prior Distribution Date less           $                   0.00
       investment proceeds

62.    a. Daily deposits to the Principal Funding Account during the
          relevant Due Period                                                         $                   0.00
       b. Principal Funding Account investment proceeds                               $                   0.00

63.    Withdrawal of Investment Proceeds from the Principal Funding
       Account during the relevant Due Period                                         $                   0.00

64.    Principal Funding Account Balance as of the last day of the
       relevant Due Period less investment proceeds                                   $                   0.00

Spread Account
--------------

65.    Adjusted Portfolio Yield                                                                          11.49%

66.    Average Excess Spread Percentage for three consecutive Due Periods                                 6.49%

67.    Available Spread Account Amount

                     a.  Spread Account Balance at the beginning of the
                         Due Period                                                                       0.00
                     b.  Spread Account Draw Amount                                                       0.00
                     c.  Spread Account Investment Proceeds                                               0.00
                     d.  Amount on Deposit in the Spread Account at end of
                         relevant Due Period less Spread Acct Investment
                         Proceeds                                                                         0.00
                     e.  Required Spread Account Amount                                                   0.00
                     f.  Available Spread Account Amount (lesser of d and e)                              0.00

68.    Spread Account deficiency, deposit to Spread Account                                               0.00

69.    Spread Account Surplus deemed to have occurred
       during the Collection Period.                                                                      0.00

70.    Policy Draw Amount                                                                                 0.00


Certificate LIBOR Determination
-------------------------------

71.    Certificate LIBOR Determination date for the Collection Period
       (7/19/02 - 8/14/02)                                                                          07/17/2002


72.    Certificate LIBOR Determination date for the Collection Period                               08/13/2002
       (8/15/02 - 9/14/02)

73.    Certificate LIBOR rate for the Collection Period (7/19/02 - 8/14/02)                               1.84%

74.    Certificate LIBOR rate for the Collection Period (8/15/02 - 9/14/02)                               1.78%

75. As of the date hereof, no Early Amortization Event has been deemed to have occured during the Collection Period.



       IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 16th day of September, 2002.


                              FIRST NORTH AMERICAN NATIONAL BANK,
                               as Servicer





                              By: /s/ Philip J. Dunn
                                  ------------------
                              Name:   Philip J. Dunn
                              Title:  Vice President